UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2023

Sarcos Technology and Robotics Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39897	85-2838301
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 South 500 West, Suite 150
Salt Lake City, Utah		84101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 927-7296

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STRC	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Common Stock at an exercise price of $69.00 per share	STRCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 14, 2023, Sarcos Technology and Robotics Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2023, and certain other information. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 2.05. Costs Associated with Exit or Disposal Activities

On November 10, 2023, the Company’s board of directors (the “Board”) determined to pivot the Company’s business to focus on its artificial intelligence/machine learning software platform. In connection with this change in business strategy, the Company will carry out a reduction in force affecting approximately 150 employees, representing approximately 70% of the Company’s workforce. In connection with the reduction in force, the Company currently estimates it will incur up to approximately $4 million of costs, consisting primarily of personnel expenses such as salaries and wages, one-time severance payments, and other benefits. The majority of the cash payments related to these expenses will be paid out during the fourth quarter of 2023 and the first quarter of 2024. The reduction in force is expected to be completed by the end of the first quarter of 2024.

The Company has incurred impairment charges of $5.7 million during the three months ended September 30, 2023 in connection with the streamlining of the organization and business, including $5.2 million due to the write-down of inventory and $0.5 million related to the impairment of other current assets. The Company anticipates incurring additional charges related to the restructuring in the range of approximately $22 million to $24 million during the fourth quarter of 2023 and the first quarter of 2024, which includes the $4 million in salaries, wages, severance and benefit payments noted above. The remainder will be non-cash expenses related to expected accelerated amortization of intangible and other assets due to the strategic shift initiated during the fourth quarter.

The Company’s estimates are subject to a number of assumptions. The Company will file an amendment to this Current Report on Form 8-K, as necessary and in accordance with Item 2.05 of Form 8-K, when estimates of costs and charges, or a range of costs and charges, expected to be incurred in connection with the reduction in force are determined.

A copy of the press release regarding the reduction in force is attached as Exhibit 99.2.

Item 7.01 Regulation FD Disclosure.

The Company announces material information to the public through a variety of means, including filings with the SEC, public conference calls, the Company’s website (www.sarcos.com), its investor relations website (https://www.sarcos.com/investor-relations/), and its news site (https://www.sarcos.com/company/news/#press-releases). The Company uses these channels, as well as its social media, including its X (@Sarcos_Robotics) and LinkedIn accounts (https://www.linkedin.com/company/sarcos/), to communicate with investors and the public news and developments about the Company, its products and other matters. Therefore, the Company encourages investors, the media, and others interested in the Company to review the information it makes public in these locations, as such information could be deemed to be material information.

Forward-Looking Statements

This Current Report on Form 8-K, including the accompanying exhibits, contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, those related to products to be commercialized, the creation of long-term value, the nature, timing and scope of the change in business strategy and reduction in force, the expected costs and benefits associated with the change in business strategy and reduction in force, including estimated impairment charges, estimated costs, including salaries, wages, severance and benefit payments, as well as the Company’s timeline for completing the reduction in force and recognition of associated costs. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties, including those described in the Company’s most recent Quarterly report on Form 10-Q and Annual Report on Form 10-K. Therefore, the Company’s actual results could differ materially from those expressed, implied or forecast in any such forward-looking statements. For example, the expected costs associated with the reduction in force may be greater than anticipated, completion of the reduction in force may take longer than anticipated, the Company may be unable to realize the contemplated benefits in connection with the reduction in force, and the reduction in force may have an adverse impact on the Company’s performance. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this Current Report on Form 8-K, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated November 14, 2023, entitled “Sarcos Technology and Robotics Corporation Announces Third Quarter 2023 Financial Results”
99.2	Press release dated November 14, 2023, entitled “Sarcos Pivots to Robotics AI Software Near-Term Opportunity”
104	Cover Page Interactive Data File (formatted as Inline XBRL)

The information furnished in this Current Report under Items 2.02 and 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sarcos Technology and Robotics Corporation

Date:	November 14, 2023	By:	/s/ Andrew Hamer
		Name: Title:	Andrew Hamer Chief Financial Officer